UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

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☐	Soliciting Material Under Rule 14a-12

GANNETT CO., INC.
(Name of Registrant as Specified in Its Charter)

MNG ENTERPRISES, INC. MNG INVESTMENT HOLDINGS LLC STRATEGIC INVESTMENT OPPORTUNITIES LLC ALDEN GLOBAL CAPITAL LLC TIMOTHY BARTON HEATH FREEMAN R. JOSEPH FUCHS GUY GILMORE DANA NEEDLEMAN STEVEN ROSSI
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MNG Enterprises, Inc., together with the other participants in the solicitation (collectively, “MNG”), has filed a definitive proxy statement and an accompanying BLUE proxy card with the Securities and Exchange Commission to be used to solicit proxies for the election of its slate of director nominees at the 2019 annual meeting of stockholders of Gannett Co., Inc., a Delaware corporation.

Item 1: On April 11, 2019, MNG issued the following press release:

MNG ENTERPRISES FILES SHAREHOLDER PRESENTATION ON ITS 41% PREMIUM PROPOSAL FOR GANNETT AND GANNETT’S MISGUIDED AND FAILING OPERATING STRATEGY

Details Track Record of Value Destruction, Poor Capital Allocation and Lack of Accountability
under the Current Gannett Board

Urges Gannett Shareholders to Vote For All Six MNG Nominees on the Blue Proxy Card to Send a Clear Message That Board Must Act Now to Maximize Value Before Further Value is Destroyed

April 11, 2019 – Denver, CO – MNG Enterprises, Inc. (“MNG”), owner and operator of one of the largest newspaper businesses in the U.S. and the largest active shareholder in Gannett Co., Inc. (NYSE:GCI) (“Gannett”), with an approximate 7.4% ownership interest, today delivered its presentation to Institutional Shareholder Services (“ISS”) in connection with Gannett’s 2019 Annual Meeting of Stockholders. The full presentation can be downloaded at www.SaveGannett.com, and will be filed with the Securities and Exchange Commission (“SEC”) and accessible at www.sec.gov.

The presentation details the track record of value destruction, poor capital allocation and lack of accountability demonstrated by the Gannett Board of Directors, including:

o	A 93% decline in Net Income since spin-off;[1]
o	A 93% decline in Diluted EPS since spin-off;[1]
o	An 87% decline in Operating Income since spin-off;[1]
o	A 52% decline in Free Cash Flow since spin-off;[1]
o	A 41% decline in market value since spin-off;[2]
o	A 24% decline in Adjusted EBITDA since spin-off;[1]
o	Undisciplined capital allocation, spending ~$350mm3 on digital acquisitions while Diluted EPS has declined by 93% since spin-off;[1]
o	An increase in capital structure risk, moving from a net cash position of $62mm as of June 28, 2015 to a net debt position of $211mm as of December 31, 2018;
o	Underperforming its peers,[4] the S&P 500, and the Russell 2000 by 15%, 51%, and 37%, respectively, since spin-off;[5] and
o	Granting the highest CEO compensation over the past 3 years compared to peers[4,6] despite Gannett’s underperformance.

The presentation also details Gannett’s failure to respond adequately to MNG’s 41% premium,7 $12.00 per share cash proposal and requests by, among other things, failing to engage meaningfully with MNG, preventing MNG from conducting due diligence in order to finalize a financing package, refusing to conduct a formal review of strategic alternatives to maximize value for all shareholders, and failing to commit to a feasible, strategic and financial path forward before hiring a new CEO.

Further, the presentation sets forth the compelling value of MNG’s 41% premium7 cash offer and path to completion, the lack of relevant experience of Gannett’s nominees to execute a turnaround strategy, and the strong operational experience of MNG’s nominees to execute a value enhancing strategy during the pendency of a strategic review.

Additional information about MNG, its proposal to acquire Gannett, and its six nominees for election to Gannett’s Board of Directors is available at www.SaveGannett.com.

Moelis & Company LLC is acting as financial advisor to MNG. Akin Gump Strauss Hauer & Feld LLP and Olshan Frome Wolosky LLP are serving as its legal counsel. Okapi Partners LLC is acting as MNG’s proxy solicitor.

About MNG Enterprises

MNG Enterprises, Inc. is one of the largest owners and operators of newspapers in the United States by circulation, with approximately 200 publications including The Denver Post, The Mercury News, The Orange County Register and The Boston Herald. MNG is a leader in local, multi-platform news and information, distinguished by its award-winning original content and high quality, diversified portfolio of both print and local news and information web sites and mobile apps offering rich multimedia experiences across the nation. For more information, please visit www.medianewsgroup.com.

Additional Information

MNG Enterprises, Inc., together with the other participants in its proxy solicitation (collectively, “MNG”), have filed a definitive proxy statement and an accompanying BLUE proxy card with the Securities and Exchange Commission (the “SEC”) to be used to solicit votes for the election of MNG’s slate of highly-qualified director nominees at the 2019 annual meeting of stockholders (the “Annual Meeting”) of Gannett Co., Inc. (the “Company”). Stockholders are advised to read the proxy statement and any other documents related to the solicitation of stockholders of the Company in connection with the Annual Meeting because they contain important information, including additional information relating to the participants in MNG’s proxy solicitation. These materials and other materials filed by MNG in connection with the solicitation of proxies are available at no charge on the SEC’s website at www.sec.gov. The definitive proxy statement and other relevant documents filed by MNG with the SEC are also available, without charge, by directing a request to MNG’s proxy solicitor, Okapi Partners LLC, at its toll-free number (888) 785-6668 or via email at info@okapipartners.com.

MEDIA CONTACT:

Reevemark

Paul Caminiti / Hugh Burns / Renée Soto

+1 212.433.4600

MNGInquiries@reevemark.com

INVESTOR CONTACT:

Okapi Partners LLC

Bruce Goldfarb/Pat McHugh

+ 212.297.0720

info@okapipartners.com

[1]	Changes in Gannett financial results since its 2015 spin-off from its former parent company reflect changes in trailing 12-month financials from June 28, 2015 to December 31, 2018.
[2]	Based on change in market capitalization from June 29, 2015 to January 11, 2019.
[3]	Digital acquisitions include ReachLocal, SweetIQ and WordStream.
[4]	Peers include Graham Holdings Company, Lee Enterprises, Incorporated, Meredith Corporation, The McClatchy Company, New Media Investment Group Inc., The New York Times Company, Scholastic Corporation, and Tribune Publishing Company; selected by MNG based on criteria including revenue, exposure to print publishing and footprint across multiple markets.
[5]	Represents total shareholder return from June 29, 2015 to January 11, 2019.
[6]	Excludes New Media Investment Group Inc. due to CEO compensation not disclosed.
[7]	Based on Gannett’s December 31, 2018 closing share price.

Item 2: On April 11, 2019, MNG issued the following Investor Presentation:

1 MNG ENTERPRISES, INC. MNG ENTERPRISES, INC. An Opportunity for Immediate and Compelling Value for Gannett Shareholders April 2019 MNG ENTERPRISES, INC.

2 MNG ENTERPRISES, INC. Disclaimer The information in this presentation is for information purposes only, and this presentation does not constitute an offer to purchase or sell any security or investment product, nor does it constitute professional advice . The views expressed herein represent the opinions of MNG Enterprises, Inc . (“MNG”), and are based on publicly available information with respect to Gannett Co . , Inc . (the “Issuer”), including filings made by the Issuer with the Securities and Exchange Commission (“SEC”), and other sources . No warranty is made that the information contained herein, whether derived or obtained from filings made with the SEC or from any third party, is accurate . There can be no assurance that MNG’s assumptions are correct . The Issuer’s actual performance and results may differ materially from MNG’s assumptions and analysis . MNG has not sought or obtained consent from any third party to include their statements or information in this presentation . Any such statements or information should not be viewed as indicating the support of such third party for the views expressed herein . MNG’s views and MNG’s holdings of the Issuer’s shares could change at any time . MNG may sell any or all of MNG’s holdings or increase its holdings by purchasing additional securities . MNG may take any of these or other actions regarding the Issuer without updating this presentation or providing any notice whatsoever of any such changes except as required by law . This presentation is not a recommendation or solicitation to buy or sell any securities . Forward - Looking Statements : This presentation may include forward - looking statements that reflect the current view of MNG with respect to future events . Statements that include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “will,” “may,” “would,” and similar words are often used to identify forward - looking statements . All forward - looking statements address matters that involve risks and uncertainties, many of which are beyond the control of the parties making such statements . Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and therefore, you should not place undue reliance on any such statements . Any forward - looking statements made in this presentation are qualified in their entirety by these cautionary statements, and there can be no assurance that the actual results or developments anticipated will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, the Issuer or its business, operations or financial condition . Except to the extent required by applicable law, MNG undertakes no obligation to update publicly or revise any forward - looking statement, whether as a result of new information, future developments, or otherwise .

3 MNG ENTERPRISES, INC. I. Executive Summary 4 II. MNG Offer Provides Value, Speed & Certainty 12 III. Value Destruction Under Current Strategic Plan 22 IV. Current Board Has Overseen Value Destruction and Lacks Credibility to Execute 31 V. MNG Nominees Will Seek to Maximize Shareholder Value 39 Table of Contents

4 MNG ENTERPRISES, INC. 4 I. Executive Summary

5 MNG ENTERPRISES, INC. • The incumbent Board has overseen $780mm of value destruction 3 , which we believe is the result of Gannett neglecting its core newspaper business and having undisciplined capital allocation • It is unclear whether the current Board realizes the urgency of Gannett’s situation and whether the Board members have the credibility and necessary operating experience to effectively implement a turnaround strategy • Spin - off to 2018 1 , Net Income has declined by 93%, Operating Income has declined by 87%, and Free Cash Flow has declined by 52% • Gannett has spent ~$350mm on digital acquisitions to support its stated digital transformation strategy , but the result has been a ~$270mm increase in net debt and a 24% decline in Adjusted EBITDA from spin - off to 2018 1 • Since its spin - off, Gannett has underperformed its peers 2 , the S&P 500 and the Russell 2000 by 15%, 51%, and 37%, respectively Executive Summary Source: Company filings, Press releases, MNG, Capital IQ (1) Reflects changes in trailing twelve month financials from 6/28/2015 to 12/31/2018 (2) Peers include GHC, LEE, MDP, MNI, NEWM, NYT, SCHL and TPCO ; peer set selected by MNG based on criteria including revenue, exposure to print publishing and footprint across multiple markets (3) Based on market capitalization since spin - off to unaffected date of January 11, 2019 Value Destruction Under Current Strategic Plan MNG Offer Provides Value, Speed & Certainty MNG Nominees Will Seek to Maximize Shareholder Value • $ 12.00 all - cash offer, represents a 41 % premium to 2018 year - end price and a 23 % premium to January 11 th price • If granted the ability to conduct confirmatory due diligence, MNG Enterprises Inc. (“MNG” or “we”) can complete its work and finalize a financing package within weeks • Oaktree Capital Management L.P. (“Oaktree”) delivered MNG a letter stating that Oaktree is highly confident in MNG’s ability to obtain debt financing for the proposed transaction from financing sources • Antitrust and pension obligations not expected to be an impediment to closing based on detailed analysis by MNG’s legal counsel • H ighly qualified and capable to execute value enhancing strategy during the pendency of a strategic review • Decades of combined experience in the newspaper industry and across numerous newspaper organizations • Proven track record of implementing industry best practices and enhancing profitability despite a challenging macro environme nt Current Board Has Overseen Value Destruction and Lacks Credibility to Execute • MNG made a premium offer and requested that the Board of Directors (the “Board”) of Gannett Co., Inc. (“Gannett” or “GCI”) (1) enter into discussions with MNG about a strategic combination, (2) hire an investment bank to conduct a review of strategic alternatives, including a sale of the company, (3) commit to a moratorium on digital acquisitions, and (4) commit to a feasible, strategic and financial path forward before hiring a new CEO – the Board has not adequately responded • The Board has refused to enter into a confidentiality agreement so MNG can complete its work and has not attempted to negotiate with MNG on price or any other transaction terms and rejected MNG’s proposal Lack of Engagement and Response to MNG’s Requests by the Board

6 MNG ENTERPRISES, INC. Change Is Desperately Needed At Gannett Continual value destruction and poor allocation of capital under the watch of the incumbent Board gives no assurances that the future will be different The incumbent Board has overseen: • 93 % decline in Net Income since spin - off 1 • 52% decline in Free Cash Flow since spin - off 1 • 41% decline in market value since spin - off 2 • 24% decline in Adjusted EBITDA since spin - off 1 • Total shareholder return of - 15% since debut as a public company; underperforming its peers 3 , S&P 500, and Russell 2000 by 15%, 51%, and 37%, respectively • Highest CEO compensation over the past 3 years compared to peers 3,4 despite Gannett’s underperformance • Undisciplined capital allocation as seen by ~$350mm 5 spent on digital acquisitions while Diluted EPS has declined by 93% since spin - off 1 • An increase in capital structure risk by moving from a net cash position of $62mm as of June 28, 2015 to a net debt position of $211mm in 2018 in order to fund low returning acquisitions and investments Source: Company filings, Capital IQ Note: Market data as of unaffected date of January 11, 2019 (1) Reflects changes in trailing twelve month financials from 6/28/2015 to 12/31/2018 (2) Based on market capitalization from spin - off to January 11, 2019 (3) Peers include GHC, LEE , MDP, MNI, NEWM, NYT, SCHL and TPCO ; peer set selected by MNG based on criteria including revenue, exposure to print publishing and footprint across multiple markets (4) Peers exclude NEWM; New Media’s CEO, Michael E. Reed, is an employee of FIG LLC (New Media’s manager), an affiliate of Fortress Investment Gro up LLC, who is responsible for Mr. Reed’s salary (5) Digital acquisitions include ReachLocal, SweetIQ and WordStream

7 MNG ENTERPRISES, INC. MNG Has Made a Highly Compelling Proposal MNG’S 41% PREMIUM 1 , ALL - CASH PROPOSAL OFFERS VALUE, SPEED AND CERTAINTY TO GANNETT SHAREHOLDERS • MNG’s Offer Provides A Highly Attractive Path To Realizing Compelling Value • Gannett Has Repeatedly Failed To Deliver On Its Promises And Continually Destroyed Shareholder Value • The Incumbent Board Has Not Demonstrated The Ability To Effect A Turnaround That Would Produce Value For Shareholders Comparable To MNG’s $12.00 All - Cash Proposal • Gannett Shareholders Deserve Directors Who Will Fully Explore MNG’s Premium, All - Cash Proposal And Consider All Strategic Alternatives • MNG Has Fully Addressed Gannett’s Questions And Concerns Based On Available Information • Gannett’s Board Is Obstructing MNG’s Premium Offer And Preventing GCI Shareholders From Realizing Compelling Value (1) Represents premium as of December 31, 2018 Change to the Board is needed to ensure the Board will act to maximize value for shareholders

8 MNG ENTERPRISES, INC. Immense Scale & Reach Complementary Portfolios Significant Cost Synergies Strong Free Cash Flow Profile Successful track Record of Executing Corporate Turnarounds U.S. Leader in Newspaper Circulation & Revenue + Why We Are Pursuing An Acquisition Of Gannett Source: Company filings, MNG, Capital IQ (1) Based on GCI total shares outstanding of approximately 114,466,061 as of the Record Date, March 18, 2019 based on GCI’s 201 9 Definitive Proxy Statement (2) Based on market capitalization from spin - off to January 11, 2019 (3) Peers include GHC, LEE, MDP, MNI, NEWM, NYT, SCHL and TPCO; peer set selected by MNG based on criteria including revenue, exp osu re to print publishing and footprint across multiple markets MNG owns 7.4% of the outstanding shares of Gannett, making it the largest active shareholder 1 “Gannett has lost 41 % of its value since its spin - off in June 2015 2 , and has underperformed its peers 3 from an operational perspective . Despite continued value destruction, the incumbent Board continues to move away from Gannett’s core strength, its newspaper business, to pursue a digital transformation strategy . With this backdrop and no assurance that the future will be any different, we have offered shareholders a compelling solution – a premium, all - cash offer for $ 12 . 00 a share . Our offer represents certainty at a premium valuation while the alternative is more of the same value destruction from the incumbent Board . ” On behalf of the Board of Directors MNG Enterprises, Inc., R. Joseph Fuchs , Chairman, MNG Enterprises, Inc.

9 MNG ENTERPRISES, INC. • On January 14 th , 2019, MNG publicly announced it submitted a letter to the Board to acquire the company for $12.00 per share in cash – Offer represented a 41% and 23% premium to the December 31 st price and January 11 th unaffected price , respectively – Additionally, MNG disclosed its 7.5 % ownership stake in Gannett , representing ~8.5mm shares – In our proposal , we requested Gannett (i) enter into discussions with MNG about a strategic combination, (ii) hire an investment bank to conduct a review of strategic alternatives, including a sale of the Company, (iii) commit to a moratorium on digital acquisitions, and (iv) commit to a feasible, strategic and financial path forward before hiring a new CEO • On February 4 th , 2019, Gannett publicly rejected MNG’s proposal before meeting with MNG • On February 5 th , 2019, Gannett’s Board agreed to a meeting on February 7 th , 2019 between Gannett and its advisors and MNG and its advisors to afford MNG the opportunity to answer Gannett’s questions about its offer • On February 7 th , 2019, prior to the scheduled meeting, Gannett rejected MNG’s request to extend Gannett’s February 7 th Director nomination deadline • During the February 7 th meeting, MNG and its advisors communicated a path to completing an all - cash transaction on the terms proposed, including a path to financing the transaction , analysis on antitrust matters and pension liabilities , perspectives on leadership for the combined company and the importance of valued employees – Given GCI offered no path forward to continue discussions, we delivered a notice to nominate six highly qualified candidates to serve on the Board of Directors of Gannett How Did We Get Here? Source: Company filings, Press releases, MNG

10 MNG ENTERPRISES, INC. • On February 20 th , 2019, Gannett announced its Q4 and full year 2018 results which included Revenue and Adj. EBITDA which missed 2018 analyst consensus estimates 1 , YoY Revenue and Adj. EBITDA declines of ~7% and ~11%, respectively, and management 2019E guidance which anticipated even further declines • On March 20 th , 2019, MNG publicly announced Oaktree Capital Management, L.P., a subsidiary of Oaktree Capital Group, LLC (NYSE: OAK), delivered a letter stating that Oaktree is highly confident in MNG’s ability to obtain a debt financing package from financing sources in an aggregate principal amount equal to not less than $1.725 billion in connection with MNG’s proposed acquisition of Gannett – This amount, if obtained, would be sufficient to refinance the existing indebtedness of both MNG and Gannett, fully finance the $12.00 per share cash consideration payable to Gannett’s shareholders, and pay all related fees, costs and expenses in connection with the transaction – Later that day and without attempting to gather any additional information from MNG with respect to the highly confident letter or the status of our financing process, Gannett issued a press release stating that our proposal is not credible, does not appropriately value the company, and the receipt of the letter from Oaktree does not alter Gannett’s assessment of MNG’s proposal • MNG remains fully committed to acquiring Gannett despite Gannett’s unwillingness to enter into discussions, make a counteroffer or otherwise engage with MNG How Did We Get Here? (Cont’d) Source: Company filings, Press releases, MNG (1) Represents FactSet consensus estimates as of January 31, 2019 before 2018 Q4 Earnings Release Given Gannett’s unwillingness to engage with us or commit to a strategic review process, we have launched this proxy contest as a last resort to give SHAREHOLDERS A VOICE on the best path forward for Gannett

11 MNG ENTERPRISES, INC. Introduction To MNG • MNG is one of the largest owners and operators of newspapers in the United States by circulation, with approximately 200 publications including The Denver Post , The Mercury News , The Orange County Register and The Boston Herald • MNG is a leader in local, multi - platform news and information, distinguished by its award - winning original content and high quality, diversified portfolio of both print and local news and information web sites and mobile apps offering rich multimedia experiences • Our goal is to run profitable newspapers so they will exist to serve their local communities well into the future • Produce essential, high quality local content to serve local communities • Focus on profitable growth through disciplined capital allocation • Optimize pricing to drive circulation revenue and leverage best - in - class digital marketing agency to continuously grow digital advertising revenue • Effectively implement industry best practices across all lines of business (including real estate, printing, shared services, IT, finance and administration, etc.) • Continually re - evaluate operating costs utilizing zero - based budgeting approach to enhance accountability and attribution of every dollar of cost • Maintain and grow EBITDA and Free Cash Flow • MNG has demonstrated its ability to run newspapers profitably in the digital era • We save newspapers and position them for a strong and profitable future so they can weather the secular decline Who We Are Our Strategy We Save Newspapers MNG owns ~8.5 million shares of Gannett, representing 7.4% of total shares outstanding 1 Source: Company filings, MNG (1) Based on GCI total shares outstanding of approximately 114,466,061 as of the Record Date, March 18, 2019 based on GCI’s 2019 Definitive Proxy Statement

12 MNG ENTERPRISES, INC. 12 II. MNG Offer Provides Value , Speed & Certainty

MNG Has Offered Immediate and Compelling Value To Shareholders

"Gannett has attempted to diversify from the challenging print business and into digital advertising in recent years, but results have been lackluster. ***We view MNG Enterprises' interest as a potentially favorable exit strategy given the uncertainty in the long-term outlook for the print advertising, with softness in revenue and adj. EBITDA likely to continue for GCI.****"*

– J.P. Morgan Research Report, January 14, 2019

GCI Share Price



$13.00
$12.00
$11.00
$10.00
$9.00
$8.00
$12.00 Offer Price
2/20/2019: GCI posted Q4 2018 earnings results; stock closed at $10.63 (-6%)
Share price increased +21%, closing at $11.82
1/14/2019: MNG announced proposal to acquire Gannett at $12.00 per share in cash representing +23% premium to prior close
Jan-18
Apr-18
Jun-18
Aug-18
Nov-18
Jan-19
Apr-19

What would happen to the share price if there were no $12.00 proposal?

Source: Capital IQ, Wall Street research
Note: Graph represents the period from January 23, 2018 to April 9, 2019

13 MNG ENTERPRISES, INC.

14 MNG ENTERPRISES, INC. MNG’s Offer Provides Significant Value, Speed and Certainty To GCI Shareholders OFFER • $12.00 per share in cash • 41% premium to Gannett’s closing share price of $8.53 at year - end 2018 • 23% premium to Gannett’s closing share price of $9.75 on January 11 th TIMING • MNG is prepared to move expeditiously towards consummation of a transaction • Full advisory team ( Akin Gump Strauss Hauer & Feld , Olshan Frome Wolosky, Moelis & Company LLC) • Once under NDA and given access to GCI management and non - public information, ability to complete our work and finalize a financing package within weeks FINANCING • Engaged Moelis & Company LLC (“Moelis”) • Received a highly confident letter from Oaktree stating that Oaktree is highly confident in MNG’s ability to obtain a debt financing package from financing sources in an amount sufficient to complete the transaction REGULATORY • Engaged Akin Gump Strauss Hauer & Feld LLP (“Akin Gump” ) • Akin Gump has completed extensive work to date including review of all geographic overlaps and does not believe antitrust issues would be an impediment to closing • Offered to share report detailing counsel’s conclusions with GCI under NDA (GCI refused to sign an NDA) PENSIONS • MNG and its advisors have carefully considered potential PBGC 1 and U.K. pension regulatory concerns • Akin Gump does not believe pension obligations would be an impediment to closing Source: Company filings, Press releases, MNG, Capital IQ (1) Pension Benefit Guaranty Corporation

15 MNG ENTERPRISES, INC. Certainty of Close | Financing Considerations • On March 20 th , MNG announced receipt of a highly confident letter from Oaktree  Letter stated that Oaktree is highly confident in MNG’s ability to obtain a debt financing package from financing sources in an aggregate principal amount equal to not less than $1.725bn  This amount, if obtained, would be sufficient to: i. Refinance the existing indebtedness of both MNG and Gannett ii. Fully finance the $12.00 per share cash consideration payable to Gannett’s shareholders iii. Pay all related fees, costs and expenses in connection with the transaction We believe if granted the ability to conduct confirmatory due diligence, we can complete our work and finalize a financing package within weeks

16 MNG ENTERPRISES, INC. Certainty of Close | Antitrust & Pension Considerations • During the February 7 th meeting, attorneys of Akin Gump communicated to Gannett that they did not believe antitrust issues would be an impediment to closing based on a detailed review of:  (i) MNG’s various publications, (ii) publicly available information related to Gannett’s publications and other publications in the same geographic areas, and (iii) antitrust enforcement in past mergers in the newspaper industry  In addition, during the February 7 th meeting, representatives of MNG and attorneys of Akin Gump offered to have a separate call and/or meeting with the appropriate members of Gannett and its legal advisors to walk through our analysis and report  Gannett ignored our offer and has claimed our assurances have been “vague” 1 , yet Gannett’s Board is preventing us from providing details of our thorough analysis by refusing to reasonably engage and permit us to conduct confirmatory due diligence • Also during the February 7 th meeting, attorneys of Akin Gump communicated to Gannett that they did not believe pension obligations would be an impediment to closing based on a detailed review of:  (i) MNG’s defined benefit pension obligations, (ii) Gannett’s public disclosures relating to its defined benefit pension obligations, (iii) public filings of the relevant pension plans, and (iv) the Pension Benefit Guaranty Corporation and U.K. pension regulator’s course of conduct in similar transactions MNG has provided as much assurance as possible without Gannett’s cooperation (1) Gannett press release on March 26, 2019

17 MNG ENTERPRISES, INC. $8.00 $9.00 $10.00 $11.00 $12.00 $13.00 Jan-18 Apr-18 Jun-18 Aug-18 Nov-18 Jan-19 Offer Represents Compelling Starting Point For Engagement Our $12.00 all - cash offer represents a significant premium and value certainty for Gannett shareholders Source: Capital IQ, Bloomberg Note: Graph represents the period from January 23, 2018 to unaffected date of January 11, 2019 $12.00 Offer Price Trading Premiums $9.73 $9.60 $9.27 $9.23 MNG’s all - cash offer of $12.00 per share provides shareholders with a substantial premium and certainty Implied Premiums Price Premium 1/11/2019 $9.75 23% 12/31/2018 $8.53 41% 5-Day VWAP $9.60 25% 10-Day VWAP $9.23 30% 20-Day VWAP $9.27 29% 60-Day VWAP $9.73 23%

Gannett Has Historically Traded At a Median Multiple Of ~4x

GCI EBITDA Trading Multiples Over Time



6.0x
5.0x
4.0x
3.0x
2.0x
Jun-15
Jan-16
Sep-16
Apr-17
Nov-17
Jun-18
Jan-19
4.4x
4.2x
Median Since Spin-off
TEV / Last Twelve Months EBITDA 4.1x
TEV / Next Twelve Months EBITDA 3.9x
TEV / LTM EBITDA
TEV / NTM EBITDA

Since spin-off, Gannett has traded at a median multiple of ~4x

Source: Capital IQ
Note: Graph represents TEV / EBITDA multiples from the spin-off to the unaffected date (June 29, 2015 to January 11, 2019)

18

MNG ENTERPRISES, INC.

19 MNG ENTERPRISES, INC. 4.1x 4.4x 5.1x 3.9x 4.2x 5.5x Median¹ On January 11, 2019 At $12.00 Offer Price² Median¹ On January 11, 2019 At $12.00 Offer Price Our Offer Represents a Premium Valuation T o Current and Historical Trading Levels Gannett has historically traded in the 4x range and our proposal implies a significant premium especially in light of GCI management’s 2019E guidance (Revenue and Adjusted EBITDA expected YoY declines of 5% and 10%, respectively) 5 Source: Capital IQ, Company filings (1) Represents median TEV / EBITDA multiple from June 29, 2015 to unaffected date of January 11, 2019 (2) EBITDA reflects LTM as of January 11, 2019 (3) Represents TEV / NTM consensus EBITDA on January 11, 2019 (4) Based on mid - point of GCI management 2019E guidance for Adj. EBITDA of $285mm to $ 295mm provided in ‘18 Q4 Earnings Release; capitalization as of December 31, 2018 (5) Based on mid - point of GCI management 2019E guidance for Revenue of $2,740mm to $2,810mm and Adjusted EBITDA of $285mm to $ 295mm TEV / EBITDA Multiple TEV / Last Twelve Months EBITDA TEV / Next Twelve Months EBITDA 4 3 2

20 MNG ENTERPRISES, INC. Our Premium All - Cash Proposal and Reasonable Requests Have Been Met With Rejection, Criticism, and More Importantly – NO ACTION By Gannett OFFER x $12.00 per share in cash x 41% premium to Gannett’s closing share price of $8.53 on December 31, 2018 x 23% premium to Gannett’s closing share price of $9.75 on January 11, 2019 REQUEST GANNETT’S RESPONSE MNG’S REQUESTS OF GANNETT • Enter into discussions with MNG about a strategic combination  Unwilling to enter into discussions, despite premium all - cash offer and MNG not requesting exclusivity • Hire an investment bank to conduct a review of strategic alternatives, including a potential sale of the Company x Hired Goldman Sachs & Co., LLC and Greenhill & Co., LLC  Still has not announced a strategic review • Commit to a moratorium on digital acquisitions  Continues to communicate focus on executing digital transformation despite value destruction over the past four years • Commit to a feasible, strategic and financial path forward before hiring a new CEO  CEO search continues on  The Board still has not communicated a feasible, strategic and financial path forward Source: Company filings

21 MNG ENTERPRISES, INC. We Have Done As Much As Possible In the Face Of the Board’s Refusal To Engage GANNETT’S CONCERNS / QUESTIONS 1 MNG’S RESPONSE FINANCING • Ability for MNG to secure financing to complete the transaction x Received h ighly confident letter from Oaktree on ability to obtain a debt financing package from financing sources in an amount sufficient to complete the transaction ANTITRUST • MNG’s perspective on antitrust? • Where do you anticipate issues and what are your proposals to address them? x Communicated during Feb. 7 th meeting details of analysis and that MNG did not believe antitrust issues would be an impediment to closing x Offered to share report with Gannett and appropriate advisors PENSIONS • How do you propose to address any funding and security concerns that the PBGC or U.K. pension regulators may raise in light of your financing plans for the proposed transaction? x Communicated during Feb. 7 th meeting details of analysis and that MNG did not believe pension concerns would be an impediment to closing MNG has fully addressed Gannett’s key questions and concerns based on available information • By refusing to engage with us, Gannett’s Board is preventing us from completing a thorough analysis and jointly developing a plan to resolve any issues that may arise • We believe Gannett’s criticism of our responses is misleading and disingenuous as the Board’s refusal to engage is the main roadblock to maximizing value for Gannett shareholders Source: Company filings (1) Gannett January 16 th letter to MNG included in February 4, 2019 press release Shareholders deserve a Board that will fully explore our offer and the incumbent Board has made it clear that they will not do so – CHANGE TO THE BOARD IS NEEDED!

22 MNG ENTERPRISES, INC. 22 III . Value Destruction Under Current Strategic Plan

23 MNG ENTERPRISES, INC. Deteriorating Performance & Value Destruction Since 2015 Spin - Off The incumbent Board should be held responsible for Gannett’s underperformance. After nearly 4 years of consistent disappointment and value destruction, and promises of more of the same strategy, why give the Board another opportunity? • Deteriorating Financial Performance With No End In Sight • Total Shareholder Return Underperformance Compared To Peers 1 • Unfocused And Poor Capital Allocation • Misguided Focus On Unproven Digital Transformation That Continues To Destroy Shareholder Value • Margins That Significantly Trail Peers 1 Source: Capital IQ, Company filings (1) Includes GHC, LEE, MDP, MNI, NEWM, NYT, SCHL and TPCO ; peer set selected by MNG based on criteria including revenue, exposure to print publishing and footprint across multiple markets

24 MNG ENTERPRISES, INC. $225 $165 $89 $68 $29 28-Jun-15 LTM 2015 2016 2017 2018 $3,031 $2,885 $3,047 $3,146 $2,917 28-Jun-15 LTM 2015 2016 2017 2018 $1.77 $1.25 $0.44 $0.06 $0.13 28-Jun-15 LTM 2015 2016 2017 2018 $204 $146 $53 $7 $15 28-Jun-15 LTM 2015 2016 2017 2018 Financial Performance Has Suffered Across Key Metrics and Further Future Declines Expected Gannett’s business has severely declined since spin - off and further future declines are expected across key financial metrics, including Revenue and Adj. EBITDA declines of 5% and 10%, respectively 1 Source: Company filings Note: Gannett separated from its former parent company in a spin - off effective on June 29, 2015 (1) Based on mid - point of GCI management 2019E guidance for revenue of $2,740mm to $2,810mm and Adj . EBITDA of $285mm to $295mm provided in 2018 Q4 Earnings Release Revenue Operating Income Net Income Diluted EPS ($ in millions) ($ in millions) 6/15 LTM – ’18: (4%) ($ in millions) 6/15 LTM – ’18: (87%) 6/15 LTM – ’18: (93%) 6/15 LTM – ’18: (93%)

25 MNG ENTERPRISES, INC. Significant Underperformance Under Current Leadership | TSR Since Spin - off Source: Capital IQ, Company filings Note: Total return includes reinvested dividends, and performance is measured from June 29, 2015 to January 11, 2019; 5 - year performance unavailable since Gannett completed spin - off in June 2015 (1) Peers include GHC, LEE, MDP, MNI, NEWM, NYT, SCHL and TPCO ; peer set selected by MNG based on criteria including revenue, exposure to print publishing and footprint across multiple markets (2) Proxy peers include AHC, ETM, GHC, HHS, IAC, JW.A, LEE, MDP, NEWM, NWSA, NXST, TGNA, MNI, NYT, TSQ, TPCO and YELP as referenced in Gannett’s 2019 Proxy Statement; excludes P and TIME because of transactions Gannett has underperformed its Peer Group 1 , its Proxy Peer Group 2 , the S&P 500 and the Russell 2000 by 15%, 4%, 51% and 37%, respectively - 14.9% - 0.1% +35.7% +21.9% 1 - 10.5% 2 Total Shareholder Return Summary GCI Peer Median 1 Proxy Peer Median 2 S&P 500 Russell 2000 (15%) (0%) (10%) 36% 22% GCI Relative Performance (15%) (4%) (51%) (37%) -50% -25% 0% 25% 50% 75% Jun-15 Jan-16 Sep-16 Apr-17 Nov-17 Jun-18 Jan-19 Gannett Peer Median Proxy Peer Median S&P 500 Russell 2000

26 MNG ENTERPRISES, INC. Significant Underperformance Under Current Leadership | 3 - Year TSR Source: Capital IQ, Company filings Note: Total return includes reinvested dividends , and performance is measured from January 11, 2016 to January 11, 2019 (1) Peers include GHC, LEE, MDP, MNI, NEWM, NYT, SCHL and TPCO ; peer set selected by MNG based on criteria including revenue, exposure to print publishing and footprint across multiple markets (2) Proxy peers include AHC, ETM, GHC, HHS, IAC, JW.A, LEE, MDP, NEWM, NWSA, NXST, TGNA, MNI, NYT, TSQ, TPCO and YELP as referenc ed in Gannett’s 2019 Proxy Statement; excludes P and TIME because of transactions Gannett has underperformed its Peer Group 1 , its Proxy Peer Group 2 , the S&P 500 and the Russell 2000 by 74%, 60%, 71% and 72%, respectively - 27.2% +47.1% +43.5% +44.8% 1 +32.4% 2 Total Shareholder Return Summary GCI Peer Median 1 Proxy Peer Median 2 S&P 500 Russell 2000 (27%) 47% 32% 44% 45% GCI Relative Performance (74%) (60%) (71%) (72%) -75% -50% -25% 0% 25% 50% 75% Jan-16 Jul-16 Jan-17 Jul-17 Jan-18 Jul-18 Jan-19 Gannett Peer Median Proxy Peer Median S&P 500 Russell 2000

27 MNG ENTERPRISES, INC. Significant Underperformance Under Current Leadership | 1 - Year TSR Source: Capital IQ, Company filings Note: Total return includes reinvested dividends , and performance is measured from January 11, 2018 to January 11, 2019 (1) Peers include GHC, LEE, MDP, MNI, NEWM, NYT, SCHL and TPCO ; peer set selected by MNG based on criteria including revenue, exposure to print publishing and footprint across multiple markets (2) Proxy peers include AHC, ETM, GHC, HHS, IAC, JW.A, LEE, MDP, NEWM, NWSA, NXST, TGNA, MNI, NYT, TSQ, TPCO and YELP as referenced in Gannett’s 2019 Proxy Statement; excludes P and TIME because of transactions Gannett has underperformed its Peer Group 1 , the S&P 500 and the Russell 2000 by 2%, 5% and 2%, respectively 1 - 9.7% - 8.0% - 4.3% - 7.6% - 17.1% 2 Total Shareholder Return Summary GCI Peer Median 1 Proxy Peer Median 2 S&P 500 Russell 2000 (10%) (8%) (17%) (4%) (8%) GCI Relative Performance (2%) 7% (5%) (2%) -30% -15% 0% 15% 30% Jan-18 Mar-18 May-18 Jul-18 Sep-18 Nov-18 Jan-19 Gannett Peer Median Proxy Peer Median S&P 500 Russell 2000

28 MNG ENTERPRISES, INC. $1,587 $965 10% 36% $348 $163 $32 $153 Prioritizing Digital Acquisitions Have Destroyed Shareholder Value Source: Company filings, Press releases, Capital IQ Note: Dates denoted represent dates acquisitions were announced (1) Represents FY2015 Adj. EBITDA margin and revenue decline from FY2014 to FY2015 (2) Includes $132.5mm of cash and $20mm earnout (3) As of December 31, 2018 (4) Represents Adjusted EBITDA decline from 2015 to 2018 In an attempt to execute its digital transformation, Gannett's Board has approved ~$350mm of digital acquisitions since 2015, equating to over $3.00 per share , or 36% of Gannett’s entire market capitalization 3 , all while Adjusted EBITDA has declined ~18% over the same period 4 Digital Acquisitions Since 2015 Market Capitalization Cumulative Digital Acquisitions (31 - Dec - 18) (27 - Jun - 16) (20 - Apr - 17) (10 - May - 18) (31 - Dec - 18) (27 - Jun - 16) $1,800 $995 $1,216 $965 9% 20% 28% 36% Market Cap Cumulative Digital Acquisitions % of Mkt. Cap 2 ($ in millions) ($ in millions) 188% premium paid for a business with less than a 1% Adj. EBITDA margin 1 that experienced a revenue decline of ~19% 1 in last fiscal year before acquisition

Profitability Has Consistently Declined With Gannett's "Growth" Strategy

Net Income

($ in millions)



$204
-93%
$15
28-Jun-15
LTM
2018

Free Cash Flow[1]

($ in millions)



$199
-52%
$94
28-Jun-15
LTM
2018

Adjusted EBITDA

($ in millions)



$425
-24%
$322
28-Jun-15
LTM
2018

Total Debt

($ in millions)



$304
+$304
$—
28-Jun-15
LTM
2018

Total Cash

($ in millions)



+$31
$62
$94
28-Jun-15
LTM
2018

In MNG's view, lack of focus on managing the core business and ineffective capital allocation decisions have resulted in significant declines across all key operating performance metrics since spin-off while net debt has increased by ~$270mm

Source: Company filings, Press releases
Note: Gannett separated from its former parent company in a spin-off effective on June 29, 2015
(1) Free Cash Flow defined as net cash flow from operating activities less capital expenditures

29

MNG ENTERPRISES, INC.

30 MNG ENTERPRISES, INC. 24.1% 22.4% 17.8% 16.2% 15.0% 14.0% 13.8% 11.0% 10.2% 9.1% 9.1% LTM Adjusted EBITDA 2 Margin Compared to Peers 1 Margins Now Significantly Trail Peers 1 Source: Company filings, Press releases, MNG, Capital IQ Note: Figures represent company reported LTM as of the most recent quarter - end; GHC figures from Capital IQ due to Adj. EBITDA n ot reported (1) Peer set selected by MNG based on criteria including revenue, exposure to print publishing and footprint across multiple mark ets (2) Adj . EBITDA shown net of stock - based compensation (“SBC”) expenses; Reported Adj. EBITDA for LEE, MNI and NEWM adjusted to include SBC expenses (3) MediaNews Group data represents FY2018 actual results for the fiscal year ended June 30, 2018 (4) LTM Adjusted EBITDA as of June 28, 2015; Gannett separated from its former parent company in a spin - off effective on June 29, 2015 Gannett’s flawed operating strategy, which is focused on misguided digital acquisitions, has eroded its margins and resulted in operational deficiencies Median (Excl. GCI): 15.0% Pre Spin - off 4 2 2 2 3

31 MNG ENTERPRISES, INC. 31 IV. Current Board Has Overseen Value Destruction and Lacks Credibility to Execute

32 MNG ENTERPRISES, INC. Why Should Shareholders Continue To Trust the Incumbent Board? Sources: Company filings, Capital IQ, Bloomberg (1) Graph represents total shareholder return assuming dividends reinvested from the spin - off to the unaffected date (June 29, 2015 to January 11, 2019) (2) Reflects Bloomberg open market buys from June 29, 2015 to December 31, 2018 Incumbent directors own less than 1% of total shares outstanding and seven out of eight directors have not purchased a single share in the open market 2 since Gannett’s debut as a public company in June 2015 Declining Total Shareholder Return Under Incumbent Board 1 Total Shareholder Return as of 1/11/19 Period % Δ 1-Year (9.7%) 3-Year (27.2%) Since Spin-off (14.9%) -50% -30% -10% 10% 30% 50% Jun-15 May-16 Apr-17 Feb-18 Jan-19 (14.9%)

Gannett's Strategic Initiatives: the Numbers Don't Lie

Gannett insists that it is making progress, but evidence is lacking and its core business is suffering

STRATEGIC INITIATIVE	GANNETT COMMENTARY	EVIDENCE OF / (LACK OF) PROGRESS
To generate growth and value by optimizing existing business while investing for the future	• *"The spinoff unlocked ... potential for future shareholder value creation."* • *"... we are maximizing the economic value of our print business."*	Share Price Decline Since Spin-off of 40%[1] Key Operating Performance Since Spin-off[2]: Revenue ↓ 4% Adj. EBITDA ↓ 24% Free Cash Flow ↓ 52% Net Income ↓ 93%
Grow EBITDA through deals that are immediately accretive to EPS	• *"... execute on the strategy of consolidating this still very fragmented industry."* • *"... continue to be disciplined in our use of capital for both organic and acquisitive growth opportunities to deliver value to shareholders as we have in the past"* • *"Our focus shifted from acquiring... print businesses to digital..."*	Completed last newspaper publishing acquisition in July 2016 and since then completed ~$350mm of digital acquisitions; while Diluted EPS declined from $1.77 to $0.13 or -93% since spin-off[2]
Leverage nationwide scale and local presence to expand and deepen relationships with consumers and marketers	• *"To further drive audience growth and engagement... leverage the [USA TODAY NETWORK] to expand our content offerings to extend beyond news into new verticals..."*	GCI *does not provide any financial results* of the USA TODAY NETWORK and there is no indication their strategy is working
Maximize the value of legacy print business and rationalize cost base	• *"Continue to drive the profitability of our traditional print operations by rationalizing our cost infrastructure and maximizing our revenue base"*	GCI's plans of "maximizing [its] revenue base" led to a YoY decline of same store print ad revenue of -21% in Q4 2018; GCI *does not provide financial results* on the profitability of print business

We believe Gannett's lack of financial transparency, coupled with challenged financial results, should cause investors to ask whether real progress is being made and further underscores our concerns and skepticism of the future

Source: Company filings, Press releases, Capital IQ, Earnings Call Transcripts
(1) As of December 31, 2018
(2) Reflects changes in trailing twelve months financials from June 28, 2015 to December 31, 2018

33
MNG ENTERPRISES, INC.

No Accountability: Incumbent Board Approves Highest CEO Compensation Among Peers[1] Despite Underperformance

Last Three Year CEO Total Compensation[2,3]

($ in millions)



$20.8
$16.2
$16.2
$13.8
$11.5
$9.1
$7.1
$4.9
GANNETT
meredith
The New York Times
SCHOLASTIC
TRIBUNE PUBLISHING 4
McCLATCHY 5
GH GRAHAM HOLDINGS
LEE ENTERPRISES

	Gannett	Meredith	The New York Times	Scholastic	Tribune Publishing[4]	McClatchy[5]	Graham Holdings	Lee Enterprises
Total Shareholder Return[6]	(15%)	23%	86%	(3%)	(10%)	(29%)	6%	(27%)
Market Cap (as of 11-Jan-19)	$1,103	$2,539	$4,005	$1,456	$476	$58	$3,525	$134

Robert Dickey is the highest paid CEO among peers[1] over the past three years[2] on a cumulative basis

Source: Company filings, Capital IQ
(1) Peer set selected by MNG based on criteria including revenue, exposure to print publishing and footprint across multiple markets
(2) Represents total CEO compensation fiscal years 2016 – 2018 reported in definitive proxy statements
(3) Excludes NEWM; New Media's CEO, Michael E. Reed, is an employee of FIG LLC (New Media's manager), an affiliate of Fortress Investment Group LLC, who is responsible for Mr. Reed's salary
(4) Justin C. Dearborn appointed to CEO Feb-2016 (terminated Jan-2019); 2016 compensation includes Mr. Dearborn (starting in Feb-2016) and former CEO Mr. Griffin Jr. until Mar-2016 (including severance)
(5) Current CEO Craig I. Forman hired in Jan-2017; 2017 compensation includes Mr. Forman (starting in Feb-2016) and former CEO Mr. Talamantes until Jan-2017 (including severance)
(6) Represents total shareholder return assuming dividends reinvested from June 29, 2015 to January 11, 2019

34
MNG ENTERPRISES, INC.

35 MNG ENTERPRISES, INC. $454 $839 $907 $416 $783 $810 $325 $350 $340 $320 $330 $309 Ineffective CEO Compensation Plans Suggest That Incumbent Board Does Not Understand What Drives Shareholder Value Adjusted EBITDA Incentive Target vs. Actuals Digital Revenue Incentive Target vs. Actuals 49% 42% 21% 28% 2017 2018 We believe c ompensation plans should emphasize metrics that incentivize profitable growth 2016 2017 2018 2016 18% 53% $325 $350 $340 $320 $330 $309 Adj. EBITDA Incentive Target Adj. EBITDA Actual $454 $839 $907 $416 $783 $810 Digital Revenue Incentive Target Digital Revenue Actual % of CEO Annual Incentive % of CEO Annual Incentive Source: Company filings and proxy statements • Since 2016, Gannett decreased its Adjusted EBITDA incentive target weighting from 53% to 42% while increasing the weighting of Digital Revenue from 18% to 28% – Demonstrates the Board’s desire to reward topline growth at the cost of profitability to shareholders Gannett’s Board - approved CEO incentive plan reinforces the Board’s willingness to reward topline growth at the cost of profitability; thereby creating misalignment with shareholder objectives ($ in millions) ($ in millions)

Significant Senior Executive Departures Under Incumbent Board

Resigned January 2016



David A. Payne
Chief Product Officer

Retired April 2018



John M. Zidich
President/US Domestic Publishing

Resigned January 2019



Sharon Rowlands
President, USA TODAY NETWORK Marketing Solutions and Chief Executive Officer, ReachLocal, Inc.

2016 — 2017 — 2018 — 2019

Resigned February 2017



Daniel Bernard
Chief Product Officer

Resigned December 2017



Joanne Lipman
Chief Content Officer

Announced Retirement December 2018[1]



Robert J. Dickey
President and Chief Executive Officer

Since 2016, six top executives have departed and the key operational leaders have left or are on their way out – who will take responsibility to "right-the-ship" and navigate this challenging environment?

Source: Company filings
(1) Mr. Dickey will remain with Gannett until May 7, 2019 or, if earlier, until a successor is named

36

MNG ENTERPRISES, INC.

37 MNG ENTERPRISES, INC. Incumbent Board Unable To Fill Current CEO Void – Ineffective Succession Planning Why should the incumbent Board be trusted to select the next CEO when it has overseen significant Company underperformance? Announced Retirement December 2018 Final Day May 7, 2019 Robert J. Dickey President and Chief Executive Officer ? President & Chief Executive Officer • Search for a new CEO has been ongoing since Mr. Dickey announced retirement in December 2018 • After nearly four months, a successor has still not been publicly identified • As Mr. Dickey’s final day nears, the Board appointed an Interim COO to fill role as the search continues Source: Company filings Did not have COO position Chief Operating Officer Barbara Wall Interim Chief Operating Officer & Chief Legal Officer • On March 18 th , Gannett appointed Barbara Wall to Interim Chief Operating Officer – Will manage day - to - day operations with all executives reporting to her, but she apparently has limited operational experience – Joined Gannett’s legal staff in 1985 and held increasingly senior roles prior to being appointed SVP & Chief Legal Officer since 2015 How was the Board so unprepared to replace its Chief Executive Officer? What qualifications does Ms. Wall have to affect a turnaround?

Incumbent Directors Have Not Demonstrated That They Are Capable Of a Turnaround

We believe GCI's Directors lack the relevant experience to execute a turnaround

- MNG believes that two integral factors to succeed in this challenged newspaper environment and operate Gannett in a profitable manner are a staunch commitment to cost management, disciplined capital allocation, and a deep-rooted, fundamental understanding of the newspaper industry
  - ***We believe GCI's incumbent directors lack sufficient experience in these crucial elements***

NAME	BOARD TENURE (YRS)	PRIMARY EXPERIENCE	GCI TSR PERFORMANCE VS. S&P500 SINCE START DATE[1]
John Jeffry Louis (Chairman)	13[2]	Private Equity	(51%)
John E. Cody	8[3]	Book Publishing, Music Licensing, Telecommunications	(51%)
Stephen W. Coll	3	Academia, Newspapers	(43%)
Donald E. Felsinger	3	Energy	(62%)
Lila Ibrahim	3	Venture Capital	(51%)
Lawrence S. Kramer	3	Newspapers, Media, Publishing, Venture Capital	(51%)
Debra A. Sandler	3	Consumer Packaged Goods	(51%)
Chloe R. Sladden	3	Internet Technology, Venture Capital	(51%)

We believe investors should be very skeptical that the Board and management team can deliver the "significant value creation potential" they have promised shareholders in place of our premium all-cash proposal – we are skeptical as 7.4% owners[4]

Source: Company filings
Note: Stephen Coll and Donald Felsinger appointed as directors on July 28, 2015 and September 28, 2015, respectively, while others appointed as directors on June 29, 2015
(1) Performance reflects total shareholder return until the unaffected date of January 11, 2019
(2) Served as a Director of the Company's former parent from 2006 until the separation
(3) Served as a Director of the Company's former parent from 2011 until the separation
(4) Based on GCI total shares outstanding of approximately 114,466,061 as of the Record Date, March 18, 2019 based on 2019 Definitive Proxy Statement

38

MNG ENTERPRISES, INC.

39 MNG ENTERPRISES, INC. 39 V. MNG Nominees Will Seek to Maximize Shareholder Value

While GCI's Profitability Continues To Decline, MediaNews Group Has Increased Profitability Despite Challenging Macro Environment

Our laser focus on our core print business and cost management have enabled MediaNews Group to consistently increase Adjusted EBITDA margin (+460bps since FY2015)[1] while GCI's focus on its digital operations at the cost of profitability has contributed to consistent declines in Adjusted EBITDA margin (-240bps since CY2015)

Gannett Adjusted EBITDA Margin



13.4%
11.8%
11.4%
11.0%
-240 bps
CY2015
CY2016
CY2017
CY2018

MediaNews Group Adjusted EBITDA Margin[1]



11.6%
13.9%
14.4%
16.2%
+460 bps
FY2015
FY2016
FY2017
FY2018

We believe Gannett's flawed operating strategy, which is focused on digital acquisitions, has eroded its margins and resulted in operational inefficiencies

Source: Company filings, MNG
Note: Gannett separated from its former parent company in a spin-off effective on June 29, 2015
(1) MediaNews Group data represents actual results for fiscal years ended June 30

40
MNG ENTERPRISES, INC.

41 MNG ENTERPRISES, INC. We Understand GCI’s Urgent, Critical Needs, a nd Our Nominees Have the Right Experience and Skills To Address Them Source: MNG MNG’s nominees possess the necessary experience to execute a successful turnaround and lead the Company now and in the long - term in a profitable and sustainable way Name Extensive Newspaper Industry Experience Expertise in Corporate Turnarounds Deep Insight into Operations Management & Optimization Capital Allocation and M&A Expertise Thorough Understanding of Real Estate Timothy A. Barton x x x x Heath Freeman x x x x x R. Joseph Fuchs x x x x x Guy Gilmore x x x x x Dana Goldsmith Needleman x x x x Steven B. Rossi x x x x x THE EXPERIENCE WE HAVE TO SAVE GANNETT

42 MNG ENTERPRISES, INC. MNG’s Nominees Are Highly Qualified and Capable to Execute a Value Enhancing Strategy During the Pendency Of a Strategic Review Our nominees have extensive experience and successful track records of turning around operations and unlocking significant value; below are key strategic priorities that our nominees intend to focus on during the pendency of a strategic review if elected REFOCUS ON NEGLECTED PRINT BUSINESS ENHANCE COST AND CAPITAL ALLOCATION DISCIPLINE OPTIMIZE REAL ESTATE Enhanced Focus on Print Operations to Drive Cash Flow Generation • Refocus on core print business • High cash flow conversion • Print circulation: optimize revenue by focusing on most highly valued subscribers • Print advertising: focus on high - growth advertising categories and products Discipline, Discipline, Discipline; Reset the Status Quo • Implement zero based budgeting approach  Focus on indirect costs (excluding content personnel)  Enhance accountability, discipline and reporting • Review capital initiatives objectively with specific criteria such as ROI to determine merits of investment • Focus on shifting fixed cost structure to semi - variable/variable costs through renegotiations with vendors, outsourcing and restructuring • Executive compensation incentives should be realigned with driving profitability and shareholder value Undertake Detailed Review of Real Estate Assets and Optimize Footprint • As of December 31, 2018, GCI had ~8mm square feet of owned real estate and ~4mm square feet of leased space and ~16,980 employees  Represents ~735 sq. ft. per employee  MNG has ~40% less sq. ft. per employee than GCI • Significant opportunity to rationalize real estate footprint through sale and/or sale leaseback transactions Source: MNG

43 MNG ENTERPRISES, INC. x Decades of combined experience in the newspaper industry and across numerous newspaper organizations x Successful track record of executing corporate turnarounds to create long - term value x Operational and financial expertise in the broader media industry and in areas of significant value potential, including real estate MNG’s Plan: Reconstitute the Board and Maximize Shareholder Value Source: MNG We believe our nominees have the experience necessary to lead Gannett and maximize value for shareholders Timothy A. Barton ▪ Founder of Freightquote.com ▪ Former Co - founder and President of UWI Association Programs Heath Freeman ▪ President of Alden Global Capital ▪ Vice Chairman of MNG R. Joseph Fuchs ▪ President of Rockfleet Broadcasting ▪ Executive Chairman of MNG Guy Gilmore ▪ Chief Operating Officer of MNG ▪ Former President and Publisher Allentown Morning Call Dana Goldsmith Needleman ▪ Principal at The Cogent Group ▪ Former Managing Director at Cardinal Capital Partners Steven B. Rossi ▪ Former Chief Executive Officer and Chief Operating Officer of MNG ▪ Various Executive positions at Knight Ridder, Inc.

44 MNG ENTERPRISES, INC. ▪ In 1998 , Mr . Barton founded Freightquote . com, Inc . (“Freightquote”), an online transportation broker of freight services, and served as its Chairman and CEO until its sale to C . H . Robinson Worldwide Inc . , a provider of multimodal transportation services and third - party logistics, in 2015 ▪ Prior to founding Freightquote, Mr . Barton was the Co - Founder and President of UWI Association Programs, a telecommunications company, which grew into Network Long Distance before being acquired by IXC Communications/Broadwing Corporation in 1998 ▪ Mr . Barton received his B . A . in Business from the University of Kansas and his M . S . in Finance from Louisiana State University Timothy A. Barton Source: MNG Mr. Barton’s extensive operational experience, coupled with his experience as a founder of several companies, would make him a well - qualified addition to the Board Founder, Freightquote.com, Inc.

45 MNG ENTERPRISES, INC. ▪ Mr . Freeman has served as the President of Alden Global Capital, LLC since 2014 and is a Founding Member ▪ Prior to Alden, Mr . Freeman worked at Smith Management LLC, an investment manager, where he was responsible for investing in deeply undervalued companies and special situations, from 2006 to 2007 . He began his career as an Analyst at Peter J . Solomon Company, a boutique investment bank, where he worked on mergers and acquisitions, restructurings and refinancing assignments, from 2003 to 2006 ▪ Mr . Freeman serves as Vice Chairman of MNG, owner of one of the largest newspaper businesses in the United States, and has been a Director since January 2011 ▪ Mr . Freeman received his B . A . from Duke University Heath Freeman Source: MNG Mr. Freeman’s extensive financial and industry expertise would make him a valuable addition to the Board and would help Gannett enhance its long - term value President, Alden Global Capital LLC

46 MNG ENTERPRISES, INC. ▪ Mr . Fuchs has served as the Executive Chairman of MNG, owner of one of the largest newspaper businesses in the United States, since 2012 ▪ He also currently serves as the President of Rockfleet Broadcasting, Inc . , a broadcasting company based in Palm Beach, Florida with three stations in its portfolio, since 1998 ▪ Prior to that, Mr . Fuchs served as the President of Rockfleet Media, a publisher of weekly newspapers in New Jersey, from 1993 until 1999 . Mr . Fuchs also had an equity interest in a Fox Television station in Colorado, from 1984 until 2003 ▪ Earlier in his career Mr . Fuchs held various senior level positions at Kidder, Peabody & Co . , a securities firm, including having served as the Managing Director for the International Equity Marketing Group, member of the Management Committee and Director of Equity Research, from 1964 to 1995 , as well as serving on the Board of Directors . During his time at Kidder, Peabody & Co . Mr . Fuchs was also a top ranked media analyst with many years covering GCI ▪ Mr . Fuchs received his B . S . in Economics from The Wharton School at University of Pennsylvania and his M . B . A . from Columbia University R. Joseph Fuchs Source: MNG Mr. Fuchs’ broad experience leading media companies, coupled with his many years of analyzing and covering media companies, would help Gannett enhance its long - term value President, Rockfleet Broadcasting, Inc.

47 MNG ENTERPRISES, INC. ▪ Mr . Gilmore currently serves as the Chief Operating Officer of MNG, owner of one of the largest newspaper businesses in the United States, since October 2017 ▪ Previously, Mr . Gilmore served as the Executive Vice President East of MNG from September 2013 until October 2017 . Before that, Mr . Gilmore served as President and Publisher of the St . Paul Pioneer Press (n/k/a the Twin Cities Pioneer Press ), a Saint Paul, Minnesota - based newspaper from 2007 until 2013 and its Vice President from 2005 until 2007 ▪ Earlier in his career Mr . Gilmore served as the President and Publisher of Allentown Morning Call , as well as in several other senior positions at The Baltimore Sun and The Oregonian ▪ Mr . Gilmore spent the first 20 years of his career at Gannett, in leadership roles in six newspapers, including the Nashville properties ( The Nashville Tennessean , Nashville Banner ) and USA Today ▪ Mr . Gilmore received his B . A . in English Literature from University of California at Riverside, where he graduated Magna Cum Laude and Phi Beta Kappa Guy Gilmore Source: MNG Mr. Gilmore’s experience as a veteran newspaper executive with over 40 years experience would make him well - qualified to serve on the Board and create long - term value for Gannett Chief Operating Officer, MediaNews Group

48 MNG ENTERPRISES, INC. ▪ Since 2009 , Ms . Needleman has served as a Principal of The Cogent Group, a private real estate firm which acquires, develops, and manages net leased real estate nationally . She is responsible for the origination, underwriting, financing, structuring, and closing of sale - leaseback transactions whereby companies monetize their real estate and reduce operating expenses . Ms . Needleman has been integral in the acquisition of more than $ 5 . 0 billion of corporate real estate throughout the United States with a heavy concentration on retail and industrial assets . In addition, Ms . Needleman restructures leases with existing tenants and disposes of excess real estate to optimize company portfolios . ▪ From 1999 to 2009 , Ms . Needleman was employed by Cardinal Capital Partners (“Cardinal”), a private equity real estate investment firm . She served as a Managing Director at Cardinal from 2003 to 2009 and its Vice President from 1999 to 2002 . From 1997 to 1999 , Ms . Needleman was an Associate at Corporate Realty Investment Company Capital, LLC, a private real estate company ▪ Throughout her career, Ms . Needleman has completed sizeable portfolio acquisitions with Reuters, Georgia Pacific LLC, Beckman Coulter Inc . Academy Sports & Outdoors, Albertson’s, 7 - Eleven, Dick’s Sporting Goods, PetSmart, Rite Aid, Shaw’s, and various other national operators, enabling these companies to maximize the value of their real estate holdings through sale - leaseback and build - to - suit transactions ▪ Ms . Needleman received her B . A . from Duke University and her J . D . from Boston University School of Law, and was admitted to the New York and Massachusetts bars Dana Goldsmith Needleman Source: MNG Ms. Needleman’s extensive real estate experience, combined with her financial expertise, would make her a valuable addition to the Board and would help Gannett enhance its long - term value Principal, The Cogent Group

49 MNG ENTERPRISES, INC. ▪ Mr . Rossi served as the Chief Executive Officer of MNG from July 2015 until retiring in November 2017 . Prior to that, he served as MNG’s President beginning in July 2014 and its Chief Operating Officer from January 2015 until assuming the CEO role, and as Executive Vice President from 2006 until April 2007 ▪ Previously, he served as the President and Chief Executive Officer of the California Newspapers Partnership, a publisher of more than two dozen daily newspapers and several weekly newspapers, from 2007 until July 2014 ▪ Earlier in his career, Mr . Rossi served in various executive positions at Knight Ridder, Inc . , a media company specializing in newspaper and internet publishing, from 1987 until it was acquired by the McClatchy Company in June 2006 , including President of the Newspaper Division, Chief Financial Officer, and Senior Vice President of Operations . From 1992 through 1998 , he was Executive Vice President and General Manager of The Philadelphia Inquirer and Daily News ¸ both of which are daily newspapers ▪ Mr . Rossi holds a B . A . in Economics from Ursinus College and an M . B . A . in Finance from The Wharton School at the University of Pennsylvania Steven B. Rossi Source: MNG Mr. Rossi’s many decades of experience in the newspaper industry would make him a well - qualified addition to the Board and would enhance Gannett’s long - term value Former CEO / COO MediaNews Group

50 MNG ENTERPRISES, INC. MNG’s Nominees Have the Experience To Immediately Effect Change Source: MNG VOTE FOR MNG’S NOMINEES TO PROTECT AND MAXIMIZE THE VALUE OF YOUR INVESTMENT Timothy A. Barton ▪ Founder of Freightquote.com ▪ Former Co - founder and President of UWI Association Programs Heath Freeman ▪ President of Alden Global Capital ▪ Vice Chairman of MNG R. Joseph Fuchs ▪ President of Rockfleet Broadcasting ▪ Executive Chairman of MNG Guy Gilmore ▪ Chief Operating Officer of MNG ▪ Former President and Publisher Allentown Morning Call Dana Goldsmith Needleman ▪ Principal at The Cogent Group ▪ Former Managing Director at Cardinal Capital Partners Steven B. Rossi ▪ Former Chief Executive Officer and Chief Operating Officer of MNG ▪ Various Executive positions at Knight Ridder, Inc.

51 MNG ENTERPRISES, INC. Contact Information 1212 Avenue of the Americas, 24 th Floor New York, NY 10036 Shareholders : (888) 785 - 6668 Banks and Brokers: (212) 297 - 0720 www.savegannett.com

Item 3: On April 11, 2019, the following materials were posted by MNG to www.savegannett.com: